SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 30, 2016

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954)917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

As we have previously reported, the Sigma and Rockridge notes were both due in full on December 31, 2016 for a combined principal repayment of $1.0 million. The Sigma note was modified effective December 30, 2016 to require a principal repayment of $250,000, which we made on January 3, 2017, and to extend the remaining $350,000 balance due for another six months, to June 30, 2017. Under the modification, we also made a payment of $25,000 to Sigma on January 3, 2017, representing the full amount of interest to be paid from January 1, 2017 through June 30, 2017, which is fully in lieu of the interest that would be otherwise payable based on the 17% per annum interest rate stated in the note. In addition, the modification provides that the monthly advisory fee previously payable to Sigma will be reduced from $10,000 per month to $8,500 per month for the six months ended June 30, 2017. The modification also provides that no further principal payments beyond previously made principal payments as well as the $250,000 principal payment referenced above were required or will be required as a result of our receipt of proceeds from the sale of customer accounts of our subsidiary Infinite Conferencing.

We have recently requested that Rockridge extend the $400,000 due on their note for another six months, to June 30, 2017, and such extension is a condition of the above modification of the Sigma note. In the event such extension is granted in accordance with our request, we will continue to pay interest at 12% per annum and we will increase the origination fee due thereunder by fifty thousand (50,000) common shares, for a cumulative origination fee of eight hundred sixty-six thousand six hundred sixty seven (866,667) restricted common shares, none of which shares have yet been issued and are in lieu of any other origination fees thereunder.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION
By: /s/ Robert E. Tomlinson
January 6, 2017	Robert E. Tomlinson, CFO